[LOGO] SPEEDERA

NETWORK SERVICES AGREEMENT

The  Agreement  between  Speedera  Networks,   Inc.  ("Speedera")  and  customer
("Customer") consists of this Network Services Agreement (the "Network Agreement"), the applicable Service Level Agreement(s) (the "Service Level Agreement(s)"), and the attached Services Schedule, as it may be amended from time to time, and any subsequent Service Schedule (collectively the "Services Schedule", and together with the Network Agreement and applicable Service Level Agreements(s), the "Agreement"). The Agreement will become effective when signed by both parties.

1.  SPEEDERA  RESPONSIBILITIES  AND  SERVICES.  During  the Term (as  defined in
Section 8), Speedera agrees to provide Customer with those services agreed to by Customer and Speedera as further set forth in the Services Schedule (the "Services"). To the extent necessary for the provision of such Services, Speedera will: (a) provide, maintain and operate on a twenty-four hour per day, seven days per week, 365 days per year basis, a network to provide the Services (the "Speedera Network"), all network software and peripherals, and all Internet connectivity; (b) staff its Networks Operating Center ("NOC") twenty-four hours per day, seven days per week, 365 days per year; (c) maintain network security as reasonably necessary to monitor and protect against unauthorized third-party access to Customer Content (as defined in Section 4) located on or within the Speedera Network (Customer acknowledges that the portion of the Speedera Network through which Customer Content will pass and the web servers in which Customer Content will be stored will not be segregated in a separate physical location from web servers on which content from other Speedera customers will be transmitted or stored); (d) maintain sufficient capacity on the Speedera Network during the Term as necessary to meet Customer's Committed Amount set forth in the Services Schedule; (e) maintain the service levels set forth on the applicable Service Level Agreement(s); and (f) provide Customer with such installation, support, training or other additional services as may be specified in Services Schedule or as may be requested by Customer from time to time during the Term and set forth in a separate addendum agreed to and executed by both parties. The Service Level Agreement(s) applicable to the Services selected by the Customer are available at the following URL:WWW.SPEEDERA.COM/SLA/09142000/. Customer acknowledges that it has obtained, has read and understands the applicable Service Level Agreement(s).

2. CUSTOMER RESPONSIBILITIES.

During the Term, Customer agrees to (a) perform all of its obligations as set forth on the Services Schedule and Service Level Agreement(s); (b) pay all fees and/or royalties due Speedera in accordance with the fee structure set forth in the Services Schedule and as further described in Section 6 of this Network Agreement; and (c) in the event that any Customer Content infringes the intellectual property or other rights of a third party or violates any applicable laws or regulations (including, without limitations, laws and regulations relating to indecency or obscenity), (i) remove such Customer Content from Customer's origin server, and (ii) take such action as necessary to prevent such Customer Content from being routed to or passed through the Speedera Network.

3. REPRESENTATIONS AND WARRANTIES.

Customer warrants and represents to Speedera that Customer: (i) owns all right, title, and interest in the Customer Content, or possesses or shall posses all legally valid rights in the Customer Content necessary for the uses of the Customer Content contemplated by the Agreement; and (ii) will not transmit or route to the Speedera Network or otherwise direct via the Services any Customer Content that infringes any copyright, trade secret, or other intellectual property right, contains any libelous, defamatory, or obscene material, or otherwise violates any laws or regulations relating to content or content distribution.

4. INTELLECTUAL PROPERTY RIGHTS AND LICENSES.

(a) Ownership of Customer Content. As between Customer and Speedera, Customer shall retain all right, title and interest in and to any files, software, scripts, multimedia images, graphics, audio, video, text, data or other objects, including any third party content or materials, originating or transmitted from any web site owned or operated by Customer, and routed to, passed through and/or stored on or within the Speedera Network and/or otherwise transmitted or routed using the Services ("Customer Content"). Customer is and shall be solely responsible for the creation, renewal, updating, deletion, editorial content, control and all other aspects of any Customer Content.

(b) License to Customer Content. During the Term, Customer grants to Speedera a limited, non-exclusive license to use the Customer Content solely for all reasonable and necessary purposes contemplated by the Agreement and for Speedera to perform the Services as contemplated hereunder. The Agreement does not transfer or convey to Speedera or any third party any right, title or interest in or to the Customer Content or any associated intellectual property rights, but only a limited right of use revocable in accordance with the terms of the Agreement.

(c) Ownership of Speedera Provided Software and Hardware. As between Customer and Speedera, Speedera shall own all right, title and interest in and to any software or hardware provided to Customer by Speedera in accordance with the Agreement.

(d) License to Speedera Provided Software and Hardware. The Agreement does not transfer or convey to Customer or any third party any right, title or interest in any software or hardware provided to Customer by Speedera in accordance with the Agreement, or any associated intellectual property rights, but only a limited right of use revocable in accordance with the Agreement. Upon the termination and or expiration of the Agreement, Customer will promptly return to Speedera any hardware provided to Customer by Speedera in accordance with the Agreement and promptly destroy any software provided to Customer by Speedera in accordance with the Agreement.

5. PUBLICITY AND TRADEMARKS. Customer hereby permits Speedera to identify Customer as a customer of Speedera and to display Customer's logo in connection with identifying Customer as a customer of Speedera. Within 30 days of the Effective Date, Customer agrees to participate in a joint press release with Speedera announcing Customer's use of Speedera's services. With prior written consent by the other party, which consent shall not be unreasonably withheld or delayed, either party shall be permitted to use the other party's name in


Version 6.3                     Confidential                   Speedera Networks
connection with proposals to prospective customers, to hyperlink from its web site to the other party's home page, and to otherwise refer to the other party in print or electronic forms for marketing or references purposes. Each party may display or refer to the other party's proprietary indicia, trademark, service mark, trade names, logos, symbols and/or brand names (collectively "Marks") upon the advance written approval of that party, which approval shall not be unreasonably withheld. Neither party may remove, destroy or alter the other party's Marks. Each party agrees that it shall not challenge or assist others to challenge the rights of the other party or its suppliers or licensors in the Mark or the registration of the Marks, or attempt to register any trademarks, trade names or other proprietary indicia confusingly similar to the Marks. All use of a party's Marks shall be subject to such party's logo and trademark usage guide, as provided to the other party and as the same may be updated from time to time. Neither party grants any rights in the Marks or in any other trademark, trade name, service mark, business name or goodwill or the other except as expressly permitted hereunder or by separate written agreement of the parties.

6. FEES, PRICING AND PAYMENT TERMS, TAXES. Speedera's current fees for the Services (including license fees, installation charges, service usage fees and other fees) and invoicing and payment terms are set forth on the Services Schedule. Customer agrees to pay a late charge of two percent (2%) per month or the maximum lawful rate; whichever is less, for all amounts not paid when due. Speedera may also immediately suspend services if any amount is more than 10 days past due and continue to suspend the service until all due and unpaid amounts are paid in full. All fees, prices, and royalties are in United State dollars, unless otherwise specified on the Services Schedule, and do not include any taxes, duties, fees and/or other governmental charges of any kind (including sales, import, and use taxes, but excluding taxes based on the gross revenues or net income of Speedera) which are imposed by or under the authority of any government or any political subdivision thereof. Any and all such taxes, duties, fees and/or other governmental charges shall be borne by Customer and shall not be considered a part of, a deduction from or an offset against such fees. Customer agrees to pay reasonable attorney's fees and court cost incurred by Speedera to collect any unpaid amounts owed by Customer.

7. CONFIDENTIAL INFORMATION. All written information labeled as proprietary or confidential that is disclosed by either party to the other party shall remain the sole property of the disclosing party. Each party agrees that it shall not disclose, use, modify, copy, reproduce or otherwise divulge such confidential information other that to fulfill its obligations under the Agreement. The prohibitions contained in this Section 7 shall not apply to information (a) already lawfully known to or independently developed by the receiving party, (b) disclosed in published materials, (c) generally known to the public, or (d) lawfully obtained from any third party. Neither party shall disclose to third parties, other than its agents and representatives on a need-to-know basis, the terms of the Agreement or any addenda hereto without the prior written consent of the other party, except either party may disclose (i) such terms to the extent required by law; and (ii) the existence of the Agreement.

8. TERM AND TERMINATION. The Agreement shall remain in full force and effect for the initial term specified in the Services Schedule (the "Initial Term"). Upon the expiration of the Initial Term, the Agreement shall automatically renew for one or more additional terms of one (1) year (each, a "Renewal Term") unless and until either party notifies the other party in writing of its intent to terminate at least sixty (60) days prior to the expiration of the then-current Initial Term or Renewal Term. The Initial Term, together with any and all Renewal Terms, is collectively referred to as the "Term". Either party may terminate the Agreement in the event that the other party materially defaults in performing any obligation under the Agreement and such default continues uncured for a period of thirty (30) days following written notice of default, except that Speedera may immediately terminate the Agreement where a delay in termination would have a material adverse effect on Speedera; provided, however, that in the event that the Agreement is so terminated by Customer due to Speedera's breach of its obligations and failure to cure such breach with respect to the Service Level Agreement(s), Customer's sole remedy shall be its election to terminate the Agreement without further liability to either party (except for Customer's obligation to pay all accrued and unpaid fees outstanding at the date of termination). The Agreement shall terminate, effective upon delivery of written notice by either party to the other party upon (i) the institution of insolvency, receivership or bankruptcy proceedings or any other proceedings for the settlement of debts of the other party; (ii) the making of an assignment for the benefit of creditors by the other party; or (iii) the dissolution of the other party. Customer may cancel the Service at any time during the Initial Term or during any Renewal Term for convenience upon written notice to Speedera, in which case Customer agrees to pay to Speedera: (a) all unpaid fees accrued as of the cancellation date; plus (b) an early cancellation fee equal to the Total Monthly Recurring fee (as set forth in the Services Schedule) that would have become due during the canceled portion of the then-current Initial Term or Renewal Term, provided, however that during the Evaluation Period, if any, Customer may terminate the Agreement without paying a cancellation fee by providing written notice of such termination to Speedera prior to the end of the Evaluation Period. The provisions of Sections 3, 4(a), 4(c), 4(d), and 6 through 12 of the Network Agreement shall survive termination of the Agreement. All other rights and obligations of the parties shall cease upon termination of the Agreement. The term of any and all licenses granted hereunder shall expire immediately upon expiration or termination of the Agreement.

9. DISPUTE RESOLUTION. In the case of any disputes under the Agreement, the parties shall first attempt in good faith to resolve their dispute informally, or by means of commercial mediation, without the necessity of formal proceeding. Any controversy or dispute arising out of or relating to the Agreement, or the breach thereof, which cannot otherwise be resolved as provided above shall be resolved by arbitration conducted in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA") and judgment upon the award rendered by the arbitral tribunal may be entered in any court having jurisdiction thereof.

10. INDEMNIFICATION AND DISCLAIMER OF WARRANTIES. Customer acknowledges that by entering into and performing its obligations under the Agreement, Speedera does not assume and should not be exposed to the business and operational risks associated with Customer's business, or any aspects of the operation or content of Customer's web site(s). Accordingly, Customer shall defend, indemnify, and hold harmless Speedera from and against any suit, proceeding, assertions, damage, cost, liability, and expenses (including court costs and reasonable attorneys' fees) incurred as a result of claims of customers or other third parties claim against Speedera and its affiliates, licensors, suppliers, officers, directors, employees and agents arising from or connected with any Customer Content or Customer's web site(s) (including without


Version 6.3                     Confidential                   Speedera Networks

Speedera from and against any suit, proceeding, assertions, damage, cost, liability, and expenses (including court costs and reasonable attorneys' fees) incurred as a result of claims of customers or other third parties claim against Speedera and its affiliates, licensors, suppliers, officers, directors, employees and agents arising from or connected with any Customer Content or Customer's web site(s) (including without limitation any activities or aspects thereof or commerce conducted thereon), Customer's misuse of the Services, or Customer's breach of any of its representations and/or warranties set forth in
Section 3 of the Network Agreement. EXCEPT AS SPECIFICALLY PROVIDED IN THE AGREEMENT, EACH PARTY EXPRESSLY DISCLAIMS ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, TO THE FULLEST EXTENT PERMITTED BY LAW, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE.

11. LIMITATION OF LIABILITY AND DAMAGES. EXCEPT FOR CUSTOMER'S LIABILITY ARISING OUT OF ITS INDEMNIFICATION OBLIGATIONS OF SECTION 10 AND EACH PARTY'S LIABILITY FOR ANY BREACH OF ITS CONFIDENTIALITY OBLIGATIONS OF SECTION 7, LIABILITY FOR ALL CLAIMS ARISING OUT OF THE AGREEMENT, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL NOT EXCEED THE AMOUNT OF FEES PAYABLE BY CUSTOMER TO SPEEDERA UNDER THE AGREEMENT DURING THE SIX (6) MONTHS PRECEDING THE CLAIM. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY LOSS OF DATA, LOSS OF BUSINESS PROFITS, CONSEQUENTIAL OR INDIRECT DAMAGES ARISING FROM OR IN RELATION TO THE AGREEMENT OR THE USE OF THE SERVICES, HOWEVER CAUSED AND REGARDLESS OF THEORY OF LIABILITY. THIS LIMITATION WILL APPLY EVEN IF THE PARTY HAS BEEN ADVISED OR IS AWARE OF THE POSSIBILITIES OF SUCH DAMAGES.

12. MISCELLANEOUS. Customer may not, without the prior written consent of Speedera, assign the Agreement, in whole or in part, either voluntarily or by operation of law, and any attempt to do so shall be a material default of the Agreement and shall be void. The Agreement is solely for the benefit of the parties and their successors and permitted assigns, and does not confer any rights or remedies on any other person or entity. The Agreement shall be interpreted according to the laws of the State of California without regard to or application of conflict-of-law rules or principles. The Network Agreement, the Services Schedule, and the Service Level Agreement(s), shall constitute the entire agreement between Speedera and Customer with respect to the subject matter hereof and all prior agreements, representations, and statements with respect to such subject matter are superceded hereby. The Network Agreement shall control in the event of any inconsistency with the terms of the Services Schedule and/or the Service Level Agreement(s). The Agreement may be changed only by written agreement signed by both Speedera and Customer. No failure of either party to exercise or enforce any rights under the Agreement shall act as a waiver of subsequent breaches. In the event any provision of the Agreement is for any reason held invalid, illegal or unenforceable, the parties will begin negotiations for a replacement provision and the remaining provisions of the Agreement will be unimpaired. If either party is prevented from performing any of its obligations under the Agreement due to any cause beyond the party's reasonable control, including, without limitations, an act of God, fire, flood, explosion, war, strike, embargo, government regulation, civil or military authority, acts or omissions of carriers, transmitters, providers, vandals, or hackers (a "force majeure event") the time for that party's performance will be extended for the period of the delay or inability to perform due to such occurrence; provided, however, that Customer will not be excused from the payment of any sums of money owed by customer to Speedera; and provided further, however, that if a party suffering a force majeure event is unable to cure that event within thirty (30) days, the other party may terminate the Agreement. The Agreement shall be construed and interpreted fairly, in accordance with the plain meaning of its terms, and there shall be no presumption or inference against the party drafting the Agreement in construing or interpreting the provisions hereof. Except as provided herein, the rights and remedies of the parties set forth in the Agreement are not exclusive and are in addition to any other rights and remedies available to it at law in equity. The Agreement shall be binding upon and shall inure to the benefit of the respective parties hereto, their respective successors in interest, legal representatives, heirs and assigns. Each party shall comply with all applicable laws, regulations, and ordinances relating to their performance hereunder.

CUSTOMER AND SPEEDERA AGREE THAT THE TERMS AND CONDITIONS OF THE AGREEMENT SUPERSEDE ALL PROPOSALS, WRITTEN OR ORAL, AS WELL AS OTHER COMMUNICATIONS BETWEEN CUSTOMER AND SPEEDERA RELATING TO THE AGREEMENT. CUSTOMER'S SIGNATURE BELOW AKNOWLEDGES THAT CUSTOMER HAS READ AND UNDERSTANDS EACH OF THE TERMS AND CONDITIONS OF THE AGREEMENT AND AGREES TO BE BOUND BY THEM.

ACCEPTED BY CUSTOMER:               ACCEPTED BY SPEEDERA NETWORKS, INC.:

________________________________    ____________________________________________
SIGNATURE                           SIGNATURE


___________________________ ____    ____________________________________ _______
NAME                        DATE    NAME                                 DATE


________________________________    ____________________________________________
TITLE                               TITLE

Version 6.3                     Confidential                   Speedera Networks

                      SPEEDERA NETWORKS SERVICES SCHEDULE

================================================================================
CUSTOMER INFORMATION:
Customer Name: Roo Media Corporation
PRIMARY CONTACT: Name: Robert Petty
                 Address: 212 Blawara Rd. Caulfield 3161 Australia
                 Email: robert.petty@rooemail.com
                 Phone: (61) 418 742 742

Service Start Date: June 1, 2004                 [LOGO] SPEEDERA
Service End Date: May 31, 2005                                 Speedera Networks
Quote Valid Until: May 31, 2004                          4800 Great America Pkwy
                                                           Santa Clara, CA 95054
                                                           Phone: (408) 970-1500
                                                             FAX: (408) 855-9543
                                                      Tax Payer ID #: 94-3342400

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SERVICE INFORMATION:                                    ONE TIME        MONTHLY
--------------------------------------------------------------------------------
ON DEMAND STREAMING - DUAL SITE PLAN

COMMITMENT INCLUDES: 6TB of Data Transfer billed
at $1.40/GB and 480 GB of Storage at $20.80/GB
* Excess Data Transfer above Commitment shall be
billed at: $1.40/GB Transferred
* Excess Storage above Commitment shall be billed
at: $20.80/GB Transferred
--------------------------------------------------------------------------------

AVERAGE TOTAL (actual total will vary based on
total monthly data transferred above
Base Commitment)                                           $0           $1,530
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
MONTH                   1      2      3      4      5      6      7      8      9     10     11     12    TOTAL

-----------------------------------------------------------------------------------------------------------------
DATA TRANSFER COMMIT  250GB  250GB  250GB  250GB  250GB  250GB  250GB  250GB  250GB  250GB  250GB  250GB   3TB

-----------------------------------------------------------------------------------------------------------------
ADDITIONAL DATA
TRANSFER              TBD    TBD    TBD    TBD    TBD    TBD    TBD    TBD    TBD    TBD    TBD    TBD     3TB
-----------------------------------------------------------------------------------------------------------------
TOTAL DATA TRANSFER
COMMIT                                                                                                     6TB
-----------------------------------------------------------------------------------------------------------------
STORAGE COMMIT        20GB   20GB   20GB   20GB   20GB   20GB   20GB   20GB   20GB   20GB   20GB   20GB    240GB

-----------------------------------------------------------------------------------------------------------------
ADDITIONAL STORAGE    TBD    TBD    TBD    TBD    TBD    TBD    TBD    TBD    TBD    TBD    TBD    TBD     240GB

-----------------------------------------------------------------------------------------------------------------
TOTAL STORAGE COMMIT                                                                                       480GB
-----------------------------------------------------------------------------------------------------------------

ON DEMAND ADVANTAGES:

-     No bursting charge

-     No 95th percentile measurement

- Pay for what you use, when you use it (commitment can be increased or retired at any time during term)

- Monitor, manage and control data transfer available and retired in real-time using Speedeye

- Allocate data transferred to marketing campaigns, seasonal demand and other unpredictable events

-     End of term true-up provides flexibility throughout term of agreement

TERMS & CONDITIONS:
--------------------------------------------------------------------------------
ON-DEMAND STREAMING: Includes edge delivery of hosted content from the region specified in Windows Media or Real Media formats, client file upload tools, full logging functionality, and 10 domains/subdomains. Additional Domains/Sub domains can be purchased in groups of 10 for $1,000 per month. Speedera reserves the right to cap usage at five times the Committed Amounts.
--------------------------------------------------------------------------------
DT IN GB: Total data sent and received over the Speedera Network during month in GigaBytes rounded up to the next 50 GigaBytes. Bandwidth used to receive, transfer, or relay customer's content and logs from Speedera Points Of Presence
(POPs). This includes relay traffic for Live Streaming, file synchronization for On- Demand Streaming and Download services, log retrieval, TCP/IP overhead, and log retrieval. Speedera reserves the right to cap usage at five times the Committed Amounts.
--------------------------------------------------------------------------------
STORED IN GBS: Maximum data stored at each location in the associated group during the month as measured on a daily basis rounded up to the next GB.
--------------------------------------------------------------------------------
MODIFICATIONS: Changes or alterations to this Services Schedule will not be accepted unless by written consent of Speedera.
--------------------------------------------------------------------------------

                      Speedera Networks Inc. Confidential
================================================================================

                      SPEEDERA NETWORKS SERVICES SCHEDULE

================================================================================

--------------------------------------------------------------------------------
INTEGRATION SERVICES: Includes account setup, customer configuration, SpeedEyeTM account setup and speed-tagging assistance in the case of Content Delivery, assistance in URL generation for Streaming and Download Services, initial upload of data in case of Streaming and Download Services, site configuration in the case of Traffic Balancer, web servers setup in the case of Failover, and software if needed.
--------------------------------------------------------------------------------
CONFIDENTIAL INFORMATION: The information in the Service Schedule is confidential and proprietary to Speedera Networks, Inc. and is to be used sole for the purpose of evaluating or purchasing Speedera Network service offerings. Use, disclosure, reproduction, or distribution of this Service Schedule to any third party without the written permission of Speedera Networks is prohibited.
--------------------------------------------------------------------------------
SUSPENSION OF SERVICE: Speedera reserves the right to suspend service if the Customer is more than 10 days late in making payments for recurring services or exceeds five times the Committed Amount during the month for any service.
--------------------------------------------------------------------------------
USAGE CAP: Speedera reserves the right to cap Customer's usage in any month at five times the Committed Amounts.
--------------------------------------------------------------------------------
DELINQUENT PAYMENT: Speedera reserves the right to change payments terms and require deposits if the Customer is more than 10 days late in making payments twice during the Term of the Contract.
--------------------------------------------------------------------------------
PRICES AND COMMITTED AMOUNTS: All prices and Committed Amounts are per month unless otherwise stated in this Services Schedule.
--------------------------------------------------------------------------------
STANDARD INVOICING & PAYMENT TERMS: Customer will be invoiced on the first day of each month for the Total Monthly Committed Amount set forth above in the Services Schedule, and Customer will be invoiced on the last day of each month for any additional usage above the Total Monthly Committed Amount. One-Time charges will be invoiced upon execution of this Services Schedule. Payment is due 30 days after invoice date for the Total Monthly Committed Amount and 15 days after invoice date for additional usage and any One-Time charges.
--------------------------------------------------------------------------------
COMMITTED AMOUNT: Customer shall pay the fee for any Committed Amount whether or not Customer actually utilizes such Committed Amount. Customer may increase the Committed Amount at any time by signing and returning to Speedera an amended Services Schedule, which reflects the increased Committed Amount. Customer will be charged at the unit price equivalent for the increased level of commitment on usage up to the higher Committed Amount for the subsequent months. The increased Committed Amount will stay in effect for the remainder of the contract term.
--------------------------------------------------------------------------------
PARTIAL MONTHS: Full committed amounts and monthly fees apply to all partial months.
--------------------------------------------------------------------------------
DETAIL DESCRIPTIONS: More detailed descriptions of the Services are contained in the SpeedEye user interface, which are incorporated herein and made part hereof by this reference.
--------------------------------------------------------------------------------
SPECIAL TERMS (OVERRIDE): Any terms set forth in the Special Terms section below shall control in the event of any inconsistency between the terms contained in the Special Terms section and any others terms set forth in this Services Schedule.
--------------------------------------------------------------------------------
SPECIAL TERMS: The total annual Committed Amount for the Dual Site plan is a total of 6TB of Data Transfer and a total of 480GB of Storage. Customer's monthly Committed Amount is 250GB of Data Transfer and 20GB of Storage. Each month, Customer will pay for the monthly Committed Amount regardless of whether or not Customer actually uses such amount, and will pay for usage above the monthly Committed Amount at the rates set forth above. In the last month of the Term, Customer is obligated to pay for any underutilization in both Data Transfer and Storage, and such payment will be calculated by taking the difference between the amounts owed for the annual Committed Amount and the amounts paid each month for actual usage of Data Transfer and Storage. If Customer's usage for Data Transfer or Storage exceeds the annual Committed Amount, then Customer shall reset the Annual and Monthly commitment in the form of a new contract period.
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SIGNATURE SECTION:
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Customer                                  Speedera Networks Inc.

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Signature of Authorized Individual        Signature of Authorized Individual
Name (Please Print):                      Name (Please Print):
Title:                                    Title:
Date:                                     Date:

                      Speedera Networks Inc. Confidential
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